                                                                   Exhibit 10.19


                                 MERCATA, INC.

                     AMENDED AND RESTATED VOTING AGREEMENT

     This Amended and Restated Voting Agreement (this "Agreement") is made and entered into as of this lst day of March, 2000, by and among Mercata, Inc., a Delaware corporation (the "Company"), the persons and entities listed on Exhibit A hereto (the "Investors").

                                  Witnesseth

     Whereas, the Investors are purchasing shares of the Company's Series C Preferred Stock (the "Series C Preferred Stock"), pursuant to that certain Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith (the "Financing");

     Whereas, the Company and the Investors have entered into that certain Voting Agreement, dated as of September 30, 1999, as amended (the "Prior Voting Agreement"), and desire to amend and restate such agreement with the terms and conditions of this agreement; and

     Whereas, in connection with the consummation of the Financing, the Company and the Investors have agreed to provide for the future voting of their shares of the Company's capital stock as set forth below.

     Now, Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   Agreement


1.   Voting

     1.1 Investor Shares. The Investors each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

     1.2 Election of Directors. For so long as at least 10,000,000 shares of Preferred Stock remain outstanding (subject to adjustment for stock splits, dividends or the like) and the authorized size of the Company's Board of Directors is seven (7) or more, on all matters relating to the election of directors of the Company, the Investors agree to vote all Investor Shares held by them (or the holders thereof shall consent pursuant to an action by written consent of the holders of capital stock of the Company) so as to elect a member of the Company's Board of Directors as follows:

                                       1.

             (a) At each election of directors in which the holders of Common Stock and holders of Preferred Stock, voting together as a single class, are entitled to elect directors of the Company, the Investors shall vote all of their respective Investor Shares so as to elect: one (1) representative of Global Retail Partners Funding, Inc. so long as it or its affiliates hold not less than 1,792,000 shares of Preferred Stock (as adjusted for stock splits, dividends and the like); provided, that in no event will this provision require the Investors to vote any shares so as to elect more than one (1) representative of Global Retail Partners Funding, Inc. to the Company's Board of Directors at any one time. Any vote taken to remove any director elected pursuant to this
Section 1.2(a), or to fill any vacancy created by the resignation or death of a director elected pursuant to this Section 1.2(a), shall also be subject to the provisions of this Section 1.2(a).

             (b) At each election of directors in which the holders of Series A Preferred Stock, voting as a separate class, are entitled to elect directors of the Company, the Investors shall vote all of their respective Investor Shares so as to elect two (2) representatives of Vulcan Ventures Incorporated so long as it holds not less than 11,200,000 shares of Series A Preferred Stock (as adjusted for stock splits, dividends and the like). Any vote taken to remove any director elected pursuant to this Section 1.2(b), or to fill any vacancy created by the resignation or death of a director elected pursuant to this Section 1.2(b), shall also be subject to the provisions of this Section 1.2(b);

             (c) At each election of directors in which the holders of Series B Preferred Stock, voting as a separate class, are entitled to elect directors of the Company, the Investors shall vote all of their respective Investor Shares so as to elect one designee of Highland Capital Partners IV Limited Partnership so long as it holds not less than 4,480,000 shares of Series B Preferred Stock (as adjusted for stock splits, dividends and the like). Any vote taken to remove any director elected pursuant to this Section 1.2(c), or to fill any vacancy created by the resignation or death of a director elected pursuant to this
Section 1.2(c), shall also be subject to the provisions of this Section 1.2(c).

             (d) At each election of directors in which the holders of Common Stock, voting as a separate class, are entitled to elect directors of the Company, the Investors shall vote all of their respective Investor Shares so as to elect: (i) the person serving as Chief Executive Officer of the Company, or if there is no duly elected Chief Executive Officer, one (1) individual nominated by the holders of a majority in interest of the Common Stock and (ii) one (1) individual nominated by the holders of a majority in interest of the Common Stock. Any vote taken to remove any director elected pursuant to this
Section 1.2(d), or to fill any vacancy created by the resignation or death of a director elected pursuant to this Section 1.2(d), shall also be subject to the provisions of this Section 1.2(d).

     1.3     Legend

             (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Investor Shares the following restrictive legend (the "Legend"):

                                       2.

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."


             (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Investor Shares theretofore represented by a certificate carrying the Legend.

     1.4 Successors. The provisions of this Agreement shall be binding upon the successors in interest to any of the Investor Shares. The Company shall not permit the transfer of any of the Investor Shares on its books or issue a new certificate representing any of the Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were an Investor.

     1.5 Other Rights. Except as provided by this Agreement or any other agreement entered into in connection with the Financing, each Investor shall exercise the full rights of a holder of capital stock of the Company with respect to the Investor Shares.

2.   Termination

     2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

             (a) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended;

             (b) at such time as less than 10,000,000 shares of Preferred Stock remain outstanding (as adjusted for stock splits, dividends or the like);

             (c)    ten (10) years from the date of this Agreement;

             (d) the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company's assets or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the

                                       3.

voting power of the corporation or other entity surviving such transaction, provided that this Section 2.1(d) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or

             (e) the date as of which the parties hereto terminate this Agreement by written consent of the holders of seventy percent (70%) in interest of the Investors.

3.   Miscellaneous

     3.1 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

     3.2 Governing Law. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Washington as such laws apply to agreements among Washington residents made and to be performed entirely within the State of Washington.

     3.3 Amendment or Waiver. This Agreement may be amended (or provisions of this Agreement waived) only by an instrument in writing signed by (a) the Company and (b) seventy percent (70%) in interest of the Investors. Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party.

     3.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     3.5 Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

     3.6 Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any of the Investor Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Investor Shares for purposes of this Agreement.

     3.7 Addition of Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Preferred Stock may become a party to this

                                       4.

Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor" hereunder.

     3.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

     3.9 Waiver. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

     3.10 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     3.11 Notices. Any notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All notices shall be addressed to the holder appearing on the books of the Company or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     3.12 Entire Agreement. This Agreement and the Exhibits hereto, along with the Purchase Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     3.13 Amendment of Prior Voting Agreement. The Prior Voting Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company, seventy percent (70%) in interest of the "Investors" (as defined in the Prior Voting Agreement). Upon such execution, all provisions of rights granted and covenants made in the Prior Voting Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect.

                     [This Space Intentionally Left Blank]

                                       5.

     In Witness Whereof, the parties hereto have executed this Amended and Restated Voting Agreement as of the date first above written to become effective as of the date set forth in the first paragraph hereof.

                                        COMPANY:

                                        Mercata, Inc.

                                        By: /s/ Tom Van Horn
                                           ---------------------------
                                           Tom Van Horn
                                           President


                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               VOTING AGREEMENT

                                        INVESTOR(S):

                                        Vulcan Ventures Incorporated

                                        By: /s/ William  D. Savoy
                                           -------------------------------
                                            William D. Savoy
                                            Vice President


                                        /s/ William D. Savoy
                                        ----------------------------------
                                        William D. Savoy


                                        /s/ Bert Kolde
                                        ----------------------------------
                                        Bert Kolde


                                        /s/ Diane Daggatt
                                        ----------------------------------
                                        Diane Daggatt

                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               VOTING AGREEMENT

                                        INVESTOR(S):

                                        Highland Capital Partners IV Limited
                                        Partnership

                                         By: Highland Management Partners IV LLC
                                             Its:  General Partner

                                             By:/s/ Daniel Nova
                                                -------------------------------
                                                Member

                                        Highland Entrepreneurs' Fund IV Limited
                                        Partnership

                                         By: Highland Management Partners IV LLC
                                             Its:  General Partner

                                             By:/s/ Daniel Nova
                                                -------------------------------
                                                Member

                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               VOTING AGREEMENT

                              INVESTOR(S):

                              Amerindo Technology Growth Fund II, Inc.

                              By:  /s/ Gary A. Tanaka
                                 -----------------------------------
                              Name:    Gary A. Tanaka
                                   ---------------------------------
                              Title:    Director
                                    --------------------------------

                              Vertex Capital II LLC

                              By:  /s/ [ILLEGIBLE]
                              Name:_________________________________
                              Title:________________________________

                              Vertex Capital III LLC

                              By:  /s/ [ILLEGIBLE]
                              Name:_________________________________
                              Title:________________________________

                              Sands Brothers/Amerindo Technology Associates LLC

                              By:  /s/ Martin S. Sands
                                 -----------------------------------
                              Name:    Martin S. Sands
                                   ---------------------------------
                              Title:   Manager
                                    --------------------------------

                              Sands Brothers/Technology Associates Institution
                              LLC

                              By:  /s/ Martin S. Sands
                                 -----------------------------------
                              Name:    Martin S. Sands
                                   ---------------------------------
                              Title:   Manager
                                    --------------------------------

                              Sands Brothers/Amerindo Technology Offshore
                              Associates LLC

                              By:  /s/ Martin S. Sands
                                 -----------------------------------
                              Name:    Martin S. Sands
                                   ---------------------------------
                              Title:   Manager
                                    --------------------------------

                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               VOTING AGREEMENT

                              Litton Master Trust

                              By: /s/ Joaquin Garcia-Larrieu
                                 -----------------------------------
                              Name: Joaquin Garcia-Larrieu
                                   ---------------------------------
                              Title: Attorney-in-Fact
                                    --------------------------------


                              /s/ James Stableford
                              --------------------------------------
                              James Stableford

                              Aurora Technology Fund LLC

                              By: /s/ [ILLEGIBLE]
                                 -----------------------------------
                              Name:_________________________________
                              Title:________________________________

                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               VOTING AGREEMENT

                              INVESTOR(S):

                              Beagle Limited

                              By:___________________________________

                              Name:_________________________________

                              Title:________________________________

                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               VOTING AGREEMENT

                              INVESTOR(S):

                              Global Retail Partners, L.P.
                                 By: Global Retail Partners, Inc.
                                   Its:  General Partner

                                 By:  /s/ Osamu R. Watanabe
                                     ----------------------------------
                                 Name: Osamu R. Watanabe
                                      ---------------------------------
                                 Title: Vice President
                                       --------------------------------

                              DLJ Diversified Partners, L.P.

                                 By: DLJ Diversified Partners, Inc.
                                 Its:   General Partner


                                 By:  /s/ Osamu R. Watanabe
                                     ----------------------------------
                                 Name: Osamu R. Watanabe
                                      ---------------------------------
                                 Title: Vice President
                                       --------------------------------

                              DLJ Diversified Partners-A, L.P.
                                 By: DLJ Diversified Partners, Inc.
                                   Its: General Partner

                                 By:  /s/ Osamu R. Watanabe
                                     ----------------------------------
                                 Name: Osamu R. Watanabe
                                      ---------------------------------
                                 Title: Vice President
                                       --------------------------------

                              GRP Partners, L.P.
                                 By: Global Retail Partners, Inc.
                                   Its: General Partner

                                 By:  /s/ Osamu R. Watanabe
                                     ----------------------------------
                                 Name: Osamu R. Watanabe
                                      ---------------------------------
                                 Title: Vice President
                                       --------------------------------

                              Global Retail Partners Funding, Inc.

                                 By:  /s/ Osamu R. Watanabe
                                     ----------------------------------
                                 Name: Osamu R. Watanabe
                                      ---------------------------------
                                 Title: Vice President
                                       --------------------------------

                              DLJ ESC II, L.P.
                                 By: DLJ LBO Plans Management Corporation
                                 Its:   General Partner

                                 By:  /s/ Osamu R. Watanabe
                                     ----------------------------------
                                 Name: Osamu R. Watanabe
                                      ---------------------------------
                                 Title: Vice President
                                       --------------------------------

                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               VOTING AGREEMENT

                              INVESTOR(S):

                              Waelinvest

                              By: /s/ Freddy De Greef
                                 --------------------------------------
                              Name: Freddy De Greef
                                   ------------------------------------
                              Title: Chief Executive Officer
                                    -----------------------------------

                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               VOTING AGREEMENT

                              INVESTOR(S):

                              Watershed Capital I, L.P.

                              By: Watershed Capital G.P. I, L.P.
                                  Its General Partner

                                  By: Watershed Capital G.P. I, L.L.C.
                                      Its General Partner

                                  By:______________________________________
                                     Ralph C. Derrickson
                                     Managing Member

                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               VOTING AGREEMENT

                              INVESTOR(S):

                              TWP Mercata Investors

                              By: /s/ David Baylor
                                 -----------------------------------
                                 David A. Baylor
                                 Managing Partner

                    SIGNATURE PAGE TO AMENDED AND RESTATED
                               VOTING AGREEMENT

                                   Exhibit A

                               LIST OF INVESTORS

Investors

Vulcan Ventures Incorporated

Highland Capital Partners IV Limited Partnership

Highland Entrepreneurs' Fund IV Limited Partnership

Amerindo Technology Growth Fund II, Inc. (referred to as "ATGF II" in the
                                            Prior Voting Agreement")

Vertex Capital II LLC

Vertex Capital III LLC

Sands Brothers/Amerindo Technology Associates LLC

Sands Brothers/Amerindo Technology Associates Institution LLC

Sands Brothers/Amerindo Technology Offshore Associates LLC

Litton Master Trust

James Stableford

Aurora Technology Fund LLC

Beagle Limited

Global Retail Partners, L.P.

DLJ Diversified Partners, L.P.

DLJ Diversified Partners - A, L.P.

GRP Partners, L.P.

Global Retail Partners Funding, Inc.

DLJ ESC II L.P.

Waelinvest

Watershed Capital I, L.P.

William D. Savoy

Diane H. Daggatt

Bert Kolde

TWP Mercata Investors

                         EXHIBIT A - LIST OF INVESTORS